CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) $ in Thousands	Jun. 30, 2015	Dec. 31, 2014
ASSETS
Investment securities, held-to-maturity, fair value	$ 91,934	$ 91,914
SHAREHOLDERS' EQUITY
Common stock, authorized (in shares)	50,000,000	50,000,000
Common stock, par value (in dollars per share)	$ 1.00	$ 1.00
Common stock, issued (in shares)	37,858,237	37,808,777
Treasury stock (in shares)	100,000	100,000